EXHIBIT 99.1
FORM OF LETTER OF TRANSMITTAL

FIRSTENERGY SOLUTIONS CORP.

LETTER OF TRANSMITTAL

Offer to Exchange

4.80% Exchange Senior Notes due 2015,
which have been registered under
the Securities Act of 1933, as amended, for any and all outstanding
4.80% Senior Notes due 2015,
which were issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended

6.05% Exchange Senior Notes due 2021,
which have been registered under
the Securities Act of 1933, as amended, for any and all outstanding
6.05% Senior Notes due 2021,
which were issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended

and

6.80% Exchange Senior Notes due 2039,
which have been registered under
the Securities Act of 1933, as amended, for any and all outstanding
6.80% Senior Notes due 2039,
which were issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended

Pursuant to the Prospectus dated          , 2009.

THE EXCHANGE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON          , 2009, UNLESS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offers is:

The Bank of New York Mellon Trust Company, N.A.

By Hand or Overnight Delivery:	By Registered or Certified Mail:	By Facsimile Transmission:

The Bank of New York Mellon
Trust Company, N.A.
101 Barclay Street
Corporate Trust Services
Window
Ground Level
New York, New York 10286
Attention: Randolph Holder – Corp.
Trust Ops-Reorganization
Unit/Floor 7 East	The Bank of New York Mellon Trust Company, N.A. 101 Barclay Street, Floor 7 East New York, New York 10286 Attention: Randolph Holder – Corp. Trust Ops-Reorganization Unit	(Eligible Institutions Only) (212) 298-1915 To Confirm by Telephone or for Information: (212) 815-5098

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS LISTED ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL TO A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED AND SIGNED.

Capitalized terms used but not defined herein have the meanings assigned to them in the Prospectus (as defined below).

This letter of transmittal (this “Letter of Transmittal”) is to be completed either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under “Description of the Exchange Offers—Procedures For Tendering Original Notes” in the Prospectus and an Agent’s Message (as defined below) is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of such Original Notes into the Exchange Agent’s account at The Depository Trust Company (“DTC”), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration date (as defined in the Prospectus). Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “book-entry confirmation” means a confirmation of a book-entry transfer of Original Notes into the Exchange Agent’s account at DTC. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that FirstEnergy Solutions Corp., an Ohio corporation (the “Company”), may enforce this Letter of Transmittal against such participant.

Holders of Original Notes whose certificates for such Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the expiration date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in “Description of the Exchange Offers—Procedures For Tendering Original Notes—Guaranteed Delivery” in the Prospectus.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amount on a separate signed schedule and attach that schedule to this Letter of Transmittal. See Instruction 3, “Inadequate Space” below.

ALL TENDERING HOLDERS OF ORIGINAL NOTES MUST COMPLETE THIS BOX:

Name(s) and
Address(es) of			Aggregate
Holder(s)			Principal
(Attach			Amount of	Principal
additional list if		Certificate	Original	Amount
necessary)	Tranche of Original Notes	Number(s)*	Notes	Tendered**

	4.80% Senior Notes due 2015		$	$

	6.05% Senior Notes due 2021		$	$

	6.80% Senior Notes due 2039		$	$

Total Principal Amount of Original Notes				$

*	Need not be completed by holders tendering by book-entry transfer.
**	Original Notes may be tendered in whole or in part in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. See Instruction 1, “Delivery of Letter of Transmittal and Certificates: Guaranteed Delivery Procedures” below. All Original Notes shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4, “Partial Tenders and Withdrawal Rights” below.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC, AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:	Transaction Code Number:

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1, “DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES: GUARANTEED DELIVERY PROCEDURES” BELOW):

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

If Guaranteed Delivery is to be made by Book-Entry Transfer, Name of Tendering Institution:

DTC Account Number:	Transaction Code Number:

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE AND PROVIDE THE INFORMATION REQUESTED BELOW IF YOU ARE A PARTICIPATING BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND, DURING THE NINETY-DAY PERIOD FOLLOWING THE CONSUMMATION OF THE EXCHANGE OFFERS, 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS ORIGINAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO NOTIFY THE COMPANY OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS EXCHANGE NOTES. (IF NO PARTICIPATING BROKER-DEALERS CHECK THIS BOX, OR IF ALL PARTICIPATING BROKER-DEALERS WHO HAVE CHECKED THIS BOX SUBSEQUENTLY NOTIFY THE COMPANY OR THE EXCHANGE AGENT THAT ALL THEIR EXCHANGE NOTES HAVE BEEN SOLD, THE COMPANY WILL NOT BE REQUIRED TO MAINTAIN THE EFFECTIVENESS OF THE REGISTRATION STATEMENT OR TO UPDATE THE PROSPECTUS AND WILL NOT PROVIDE ANY NOTICES TO ANY HOLDERS TO SUSPEND OR RESUME USE OF THE PROSPECTUS.)

PROVIDE THE NAME OF THE INDIVIDUAL WHO SHOULD RECEIVE, ON BEHALF OF THE HOLDER, ADDITIONAL COPIES OF THE PROSPECTUS, AND AMENDMENTS AND SUPPLEMENTS THERETO, AND ANY NOTICES TO SUSPEND AND RESUME USE OF THE PROSPECTUS:

Name:

Address:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to the Company the above described principal amount of Original Notes in exchange for an identical principal amount of Exchange Notes, which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), upon the terms and subject to the conditions set forth in the Prospectus dated          , 2009 (as the same may be amended or supplemented from time to time, the “Prospectus”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitutes the “Exchange Offers”).

Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offers (including, if the Exchange Offers are extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Original Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offers) with respect to the tendered Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Original Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to be issued in exchange for such Original Notes, (ii) present certificates for such Original Notes for transfer, and to transfer the Original Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offers.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Original Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered hereby, and the undersigned will comply with its obligations under the registration rights agreement, which has been filed (or incorporated by reference) as an exhibit to the registration statement in connection with the Exchange Offers. The undersigned agrees to all of the terms of the Exchange Offers.

The name(s) and address(es) of the registered holder(s) of the Original Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Original Notes. The certificate number(s) and the Original Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered Original Notes are not exchanged pursuant to the Exchange Offers for any reason, or if certificates are submitted for more Original Notes than are tendered or accepted for exchange, certificates for such non-exchanged or non-tendered Original Notes will be returned (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the withdrawal, rejection of tender or termination of the Exchange Offers.

The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in “Description of Exchange Offers—Procedures For Tendering Original Notes” in the Prospectus and in the instructions attached hereto will, upon the Company’s acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offers. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Original Notes tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Original Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under Instruction 6, “Special Issuance and Delivery Instructions” below, please deliver the Exchange Notes to the undersigned at the address shown below the undersigned’s signature.

By tendering Original Notes and executing this Letter of Transmittal or effecting delivery of an Agent’s Message in lieu thereof, the undersigned hereby represents and agrees that (i) any Exchange Notes you receive will be acquired in the ordinary course of business; (ii) you have no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of the Exchange Notes; (iii) you are not an “affiliate” of the Company as defined in Rule 405 of the Securities Act; (iv) if you are not a broker-dealer, you are not engaged in, and do not intend to engage in, the distribution of the Exchange Notes within the meaning of the Securities Act; and (v) if you are a participating broker-dealer that will receive Exchange Notes for your own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, you acknowledge that you will deliver a Prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; provided that by so acknowledging and by delivering a Prospectus the undersigned does not admit that it is an “underwriter” within the meaning of the Securities Act. The Company may require the undersigned, as a condition to the undersigned’s eligibility to participate in the Exchange Offers, to furnish to the Company (or an agent thereof) in writing information as to the number of “beneficial owners” within the meaning of Rule 13d-3 under the Exchange Act of 1934, as amended (the “Exchange Act”), on behalf of whom the undersigned holds the Original Notes to be exchanged in the Exchange Offers.

The Company has agreed that, subject to the provisions of the registration rights agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer in connection with resales of Exchange Notes received in exchange for Original Notes, where such Original Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities. The Company has also agreed that, for a period ending on the sooner of 90 days after the consummation of the Exchange Offers and the date on which all participating broker-dealers have sold all Exchange Notes held by them, they will make the Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, dealers effecting transactions in Exchange Notes may be required to deliver a Prospectus.

As a result, a participating broker-dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Original Notes pursuant to the Exchange Offers must notify the Company, or cause the Company to be notified, prior to 5:00 p.m., New York City time, on the expiration date, that it is a participating broker-dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under “Description of Exchange Offers—Exchange Agent.”

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

The undersigned, by completing the box entitled “Description of Original Notes” above and signing this letter, will be deemed to have tendered the Original Notes as set forth in such box.

IMPORTANT

HOLDERS: SIGN HERE

(Please Complete the IRS Form W-9 attached hereto.)

Signature(s) of Holder(s)

Date:

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Original Notes hereby tendered or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 2 “Signature Guarantees” below.)

Name(s):	(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

(See the IRS Form W-9 attached hereto.)

GUARANTEE OF SIGNATURE(S)

(See Instruction 2, “Signatures Guarantees” below.)

Authorized Signature:

Name:	(Please Print)

Title:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Date:

SPECIAL ISSUANCE INSTRUCTIONS (SIGNATURE GUARANTEE REQUIRED—See Instruction 2, “Signature Guarantees”)

TO BE COMPLETED ONLY if Exchange Notes or Original Notes not tendered are to be issued in the name of someone other than the registered holder of the Original Notes whose name(s) appear(s) above.

Original Notes not tendered to:

Exchange Notes to:

Name:
      (Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS (SIGNATURE GUARANTEE REQUIRED—See Instruction 2, “Signature Guarantees”)

TO BE COMPLETED ONLY if Exchange Notes or Original Notes not tendered are to be sent to someone other than the registered holder of the Original Notes whose name(s) appear(s) above, or such registered holder at an address other than that shown above.

Original Notes not tendered to:

Exchange Notes to:

Name:
      (Please Print)

Address:

(Include Zip Code)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offers

1.	Delivery of Letter of Transmittal and Certificates: Guaranteed Delivery Procedures.

This Letter of Transmittal is to be completed either if (i) certificates are to be forwarded herewith or (ii) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “Description of the Exchange Offers—Procedures For Tendering Original Notes” in the Prospectus and an Agent’s Message is not delivered. Certificates, or timely confirmation of a book-entry transfer of such Original Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time on the expiration date. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu thereof. Original Notes may be tendered in whole or in part in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Holders who wish to tender their Original Notes pursuant to the Exchange Offers and the certificates for such Original Notes are not immediately available or time will not permit all required documents to reach the Exchange Agent before the expiration date, or the procedures for book-entry transfer cannot be completed on a timely basis, may nevertheless tender their Original Notes provided that all of the guaranteed delivery procedures set forth in “Description of Exchange Offers—Procedures For Tendering Original Notes—Guaranteed Delivery” in the Prospectus are complied with. Pursuant to such procedures:

(i)	such tenders are made by or through an Eligible Institution (as defined below);

(ii)	prior to the expiration date, the Exchange Agent receives from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, or an electronic message through ATOP with respect to guaranteed delivery for book-entry transfers, setting forth the name and address of the holder of Original Notes and the amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange, trading days after the date of execution of the Notice of Guaranteed Delivery, or transmission of such electronic message through ATOP for book-entry transfers, the certificates for all physically tendered Original Notes, in proper form for transfer, or a book-entry confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

(iii)	the certificates (or book-entry confirmation) representing all tendered Original Notes, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees (or a facsimile thereof), or a properly transmitted electronic message through ATOP in the case of book-entry transfers, and any other documents required by this Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of the Notice of Guaranteed Delivery or transmission of such electronic message through ATOP with respect to guaranteed delivery for book-entry transfers.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery prior to the expiration date.

The method of delivery of certificates, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering holder, and the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2.   Signature Guarantees.

Certificates for Original Notes need not be endorsed and signature guarantees are unnecessary unless:

(i)	a certificate for Original Notes is registered in a name other than that of the person surrendering the certificate, or

(ii)	a registered holder completes the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” above.

In the case of (i) or (ii) above, such certificates for Original Notes must be duly endorsed or accompanied by a properly executed note power, with the endorsement or signature on the note power and on this Letter of Transmittal, guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an “eligible guarantor institution,” including (as such terms are defined therein) (i) a bank, (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency or (v) a savings association that is a participant in a Securities Transfer Association (each an “Eligible Institution”), unless an Original Note is surrendered for the account of an Eligible Institution. See Instruction 5, “Signatures on Letter of Transmittal, Assignment and Endorsements” below.

3.	Inadequate Space.

If the space provided in the box captioned “Description of Original Notes” is inadequate, the certificate number(s) and/or the principal amount of Original Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4.	Partial Tenders and Withdrawal Rights.

Tenders of Original Notes will be accepted only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. If less than all the Original Notes evidenced by any certificates submitted are to be tendered, fill in the principal amount of Original Notes which is to be tendered in the box entitled “Principal Amount of Original Notes Tendered.” In such case, new certificate(s) for the remainder of the Original Notes which was evidenced by your old certificate(s) will only be sent to the holder of the Original Notes, promptly after the expiration date, unless otherwise indicated by the Special Delivery Instructions. All Original Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time before 5:00 p.m., New York City time, on the expiration date. In order for a withdrawal to be effective on or prior to that time, the Exchange Agent must receive, at one of its addresses set forth above or in the Prospectus, a computer generated notice of withdrawal, transmitted by DTC on behalf of the holder in accordance with the standard operating procedure of DTC or a written notice of withdrawal, sent by facsimile transmission, receipt confirmed by telephone, or letter, before 5:00 p.m., New York City time, on the expiration date. Any notice of withdrawal must specify the name of the person that tendered the Original Notes to be withdrawn, identify the Original Notes to be withdrawn, including the certificate number or numbers (if in certificated form) and principal amount of such Original Notes, include a statement that the holder is withdrawing its election to have the Original Notes exchanged, be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which the Original Notes were tendered or as otherwise described above, including any required signature guarantees, or be accompanied by documents of transfer sufficient to have the senior note trustee under the senior note indenture register the transfer of the Original Notes into the name of the person withdrawing the tender and specify the name in which any of the Original Notes are to be registered, if different from that of the person that tendered the Original Notes.

The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of a notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Original Notes or otherwise comply with DTC’s procedures.

Any Original Notes withdrawn will not have been validly tendered for exchange for purposes of the Exchange Offers. Any Original Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder without cost to the holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offers. In the case of Original Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to its book-entry transfer procedures, the Original Notes will be credited to an account with DTC specified by the holder, as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offers. Properly withdrawn Original Notes may be retendered by following one of the procedures described under “Description of the Exchange Offers—Procedures for Tendering Original Notes” in the Prospectus at any time on or before the expiration date.

All questions as to the validity, form and eligibility (including time of receipt, acceptance and withdrawal of tendered Original Notes) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Notes which have been tendered, but which are validly withdrawn, will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal.

5.	Signatures on Letter of Transmittal, Assignment and Endorsements.

If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Original Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Notes listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the senior note trustee for the Original Notes may require in accordance with the restrictions on transfer applicable to the Original Notes. Signatures on such certificates or bond powers must be guaranteed by an Eligible Institution.

6.	Special Issuance and Delivery Instructions.

If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Original Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4, “Partial Tenders and Withdrawal Rights” above.

7.	Irregularities.

The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt), acceptance and withdrawal of any tender of Original Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the opinion of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offers set forth in the Prospectus under “Description of the Exchange Offers—Conditions to the Exchange Offers” or any conditions or irregularities in any tender of Original Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company’s interpretation of the terms and conditions of the Exchange Offers (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8.	Requests for Assistance and Additional Copies.

Requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9.	Backup Withholding; IRS Forms W-8 and W-9.

U.S. federal income tax laws generally require that a tendering owner of an Original Note that is a U.S. person (a “U.S. Holder”) provide the Exchange Agent with such U.S. Holder’s correct Taxpayer Identification Number (“TIN”) on IRS Form W-9, Request for Taxpayer Identification Number and Certification, attached hereto (the “IRS Form W-9”), which in the case of a U.S. Holder who is an individual, is his or her social security number. If the tendering holder of an Original Note is a nonresident alien or a foreign entity, other requirements (as described below) will apply. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such tendering U.S. Holder may be subject to certain penalties imposed by the Internal Revenue Service (the “IRS”). In addition, failure to provide the Exchange Agent with the correct TIN or an adequate basis for an exemption from backup withholding may result in backup withholding on payments made to the U.S. Holder or other payee pursuant to the Exchange Offers at a current rate of 28%. If withholding results in an overpayment of taxes, the U.S. Holder may obtain a refund or credit from the IRS if the required information is timely provided to the IRS.

Exempt U.S. Holders of Original Notes (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. See the attached IRS Form W-9 instructions (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding, each tendering U.S. Holder (including a resident alien) must provide its correct TIN by completing the IRS Form W-9 attached hereto, certifying, under penalties of perjury, that such holder is a U.S. person (including a resident alien), that the TIN provided is correct (or that such holder is awaiting a TIN) and that such U.S. Holder is not subject to backup withholding. If the Original Note is in more than one name or is not in the name of the actual owner, the U.S. Holder should consult the W-9 Guidelines for information on which TIN to report. If a U.S. Holder does not have a TIN, such U.S. Holder should consult the W-9 Guidelines for instructions on applying for a TIN, write “Applied For” in the space reserved for the TIN, as shown on IRS Form W-9. Note: Writing “Applied For” on the IRS Form W-9 means that the U.S. Holder has already applied for a TIN or that the U.S. Holder intends to apply for one in the near future. Failure to provide a TIN to the Exchange Agent prior to, or at the time a payment is made pursuant to the Exchange Offers, may result in backup withholding.

A tendering holder of an Original Note that is a non-resident alien or a foreign entity (a “Non-U.S. Holder”) must submit the appropriate completed IRS Form W-8 (generally IRS Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) to avoid backup withholding. The appropriate form may be obtained via the IRS website at www.irs.gov or by contacting the Exchange Agent at one of the addresses on the face of this Letter of Transmittal.

10.	Waiver of Conditions.

The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

11.	No Conditional Tenders.

No alternative, conditional or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Notes for exchange.

Although the Company intends to notify holders of defects or irregularities with respect to tenders of Original Notes, neither the Company, the Exchange Agent nor any other person will incur any liability for failure to give notification.

12.	Lost, Destroyed or Stolen Certificates.

If any certificate(s) representing Original Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

13.	Security Transfer Taxes.

Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offers, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.